SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Earliest Event Reported
February 29, 2008
Environmental Tectonics Corporation
(Exact name of registrant as specified in its charter)
Pennsylvania
(State or other jurisdiction of incorporation of organization)

1-10655	23-1714256
(Commission File Number)	(IRS Employer Identification Number)

County Line Industrial Park
Southampton, Pennsylvania	18966
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (215) 355-9100
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On February 29, 2008, Environmental Tectonics Corporation (the “Company”) received a letter from the American Stock Exchange (“AMEX”) stating that AMEX had granted the Company’s request for an oral hearing to review the determination of AMEX to delist the Company’s common stock from listing and registration on AMEX. The hearing is scheduled for April 9, 2008. The Company has the option of submitting by March 24, 2008 written materials in support of the continued listing of the Company’s common stock.
     This hearing results from a request by the Company to appeal a decision made by the AMEX on January 30, 2008 to initiate delisting proceedings of the Company’s common stock. As a result of the Company’s failure to file its Quarterly Reports on Form 10-Q for (i) the first fiscal quarter ended May 25, 2007, (ii) the second fiscal quarter ended August 24, 2007, and (iii) the third fiscal quarter ended November 23, 2007, the Company is not in compliance with Sections 134 and 1101 of the AMEX Company Guide. This non-compliance by the Company made the Company’s common stock subject to being delisted from AMEX.
     The Company may submit written materials and intends to make a presentation at the hearing in support of the continued listing of the Company’s common stock on AMEX but there is no assurance that the Company’s request for continued listing on AMEX will be granted. If the Listing Qualifications Panel of the AMEX Committee on Securities does not grant the relief requested by the Company, its common stock will be delisted from AMEX. If the Company’s common stock is delisted, the Company expects that its common stock would be quoted on the Over-The-Counter Bulletin Board if the Company is current in its filings with the Securities and Exchange Commission. Otherwise, it is expected that the Company’s common stock would be quoted on the Pink Sheets.
     An indicator has been added to the Company’s trading symbol noting the Company’s non-compliance until such time as the Company regains compliance with the applicable listing standards.
     A copy of the press release issued by the Company on March 4, 2008 disclosing the Company’s receipt of the letter granting the Company’s request for a hearing before the Listing Qualifications Panel is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibit.
     The following exhibit is filed in accordance with Item 601 of Regulation S-K:
99.1	Press Release dated March 4, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVIRONMENTAL TECTONICS CORPORATION Registrant
Date: March 5, 2008	By	/s/ Duane D. Deaner
Duane D. Deaner
Chief Financial Officer

EXHIBIT INDEX
99.1	Press Release dated March 4, 2008.